                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 19, 2002


                                    APW LTD.
             (Exact name of Registrant as specified in its charter)


         Bermuda                         1-15851                04-2576375
(State or other jurisdiction        (Commission File         (I.R.S. Employer
     of incorporation)                   Number)            Identification No.)


                                 Clarendon House
                                 2 Church Street
                                 P.O. Box HM 666
                             Hamilton HM CX Bermuda

                        N22 W23685 Ridgeview Parkway West
                         Waukesha, Wisconsin 53188-1013

               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code:(262) 523-7600

Item 5.  Other Events.

As previously reported, on May 16, 2002, APW Ltd., a Bermuda company (the "Registrant") and one of its subsidiaries, Vero Electronics, Inc., filed voluntary petitions for relief under Chapter 11 of the United States Code (the "Bankruptcy Cases") in the United States Bankruptcy Court for the Southern District of New York ("Bankruptcy Court"). The Bankruptcy Cases are being jointly administered under Case No. 02-12334 (PCB).

On June 19, 2002, the Registrant filed with the Bankruptcy Court copies of the Amended and Restated Joint Plan of Reorganization of Vero Electronics, Inc. and APW Ltd. and the Supplement Dated June 19, 2002 to Disclosure Statement, Dated May 3, 2002, copies of which are attached as Exhibits 2.1 and 99.1, respectively.

Item 7.  Financial Statements and Exhibits

Exhibit No.     Description
-----------     -----------

     See Exhibit Index following the Signature page of this report, which
Exhibit Index is incorporated by reference herein.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       APW LTD.
                                       (Registrant)


Date: July 8, 2002                     By:  /s/ Richard D. Carroll
                                            ------------------------------------
                                            Richard D. Carroll
                                            Vice President and Chief
                                            Financial Officer
                                            (Duly authorized to sign on behalf
                                            of the Registrant)

                                    APW LTD.
                               (the "Registrant")
                          (Commission File No. 1-15851)

                                  EXHIBIT INDEX
                                       to
                             FORM 8-K CURRENT REPORT

                          Date of Report: June 19, 2002


Exhibit                                                                 Filed
Number                     Description                                 Herewith

Exhibit 2.1     Amended and Restated Joint Plan of Reorganization of          X
                Vero Electronics, Inc. and APW Ltd.
Exhibit 99.1    Supplement Dated June 19, 2002 to Disclosure                  X
                Statement, Dated May 3, 2002

                                      E-1